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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 14, 2003
                         -------------------------------
                        (Date of earliest event reported)

                       Video Network Communications, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

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
        Delaware                   000-22235                        52-1707962
  --------------------       --------------------              --------------------
(State of Incorporation)    (Commission File Number)       (I.R.S. Employer Identification
                                                                       Number)
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             50 International Drive, Portsmouth, New Hampshire 03801
                 -----------------------------------------------
              (Address of principal executive office and zip code)

                                 (603) 334-6700
                -------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 14, 2003, Video Network Communications, Inc. (the "Company") acquired from WilTel Communications, LLC, formerly Williams Communications, LLC ("WCLLC"), and Williams Communications Procurement, LP (together with WCLLC, the "Sellers"), each a wholly owned subsidiary of WilTel Communications Group, Inc., certain equipment and other assets used by WCLLC in its webcasting business, which business includes the production and distribution of multimedia presentation materials using streaming media technology, for $750,000 in cash and the assumption of certain liabilities of the Sellers relating to the ongoing operation of the webcasting business.

         The liabilities assumed include the assumption by the Company of post-closing obligations under a real property lease relating to offices located at 100 William Street, New York, New York, including rent due in the amount of approximately $930,000 per annum (subject to the consent of the landlord's lenders). In connection with the assumption of such lease, the Company will be required to provide a security deposit or cause the issuance of a letter of credit in an amount of approximately $844,000.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not applicable.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

             2.1 Asset Purchase Agreement, dated as of January 27, 2003, by and among Video Network Communications, Inc., Williams Communications, LLC and Williams Communications Procurement, LP

             2.2 First Amendment to the Asset Purchase Agreement, dated as of February 14, 2003, by and among Video Network Communications, Inc., WilTel Communications, LLC (formerly Williams Communications, LLC) and Williams Communications Procurement, LP

             99 Press Release issued by Video Network Communications, Inc. dated February 21, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      VIDEO NETWORK COMMUNICATIONS, INC.

Date: February 20, 2003               By:       /s/ Carl Muscari
                                                -------------------------
                                      Name:     Carl Muscari
                                      Title:    Chief Executive Officer



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                                    EXHIBITS

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    Exhibit No.                  Description
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      2.1         Asset Purchase Agreement, dated as of January 27, 2003, by and among Video Network Communications, Inc., Williams Communications, LLC and Williams Communications Procurement,
                  LP

      2.2         First Amendment to the Asset Purchase Agreement, dated as of
                  February 14, 2003, by and among Video Network Communications,
                  Inc., WilTel Communications, LLC (formerly Williams Communications,
                  LLC) and Williams Communications Procurement, LP

      99          Press Release issued by Video Network Communications, Inc.
                  dated February 21, 2003


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